SUB-ITEM 77Q1(A)

                               AMENDMENT NO. 11
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST



                  This Amendment No. 11 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective November 12, 2009, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios- Invesco Balanced Fund, Invesco California Tax-Free Income Fund, Invesco Dividend Growth Securities Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund, Invesco New York Tax-Free Income Fund, Invesco S&P 500 Index Fund, Van Kampen American Franchise Fund, Van Kampen Core Equity Fund, Van Kampen Equity and Income Fund, Van Kampen Equity Premium Income Fund, Van Kampen Growth and Income Fund, Van Kampen Money Market Fund, Van Kampen Pennsylvania Tax Free Income Fund, Van Kampen Small Cap Growth Fund and Van Kampen Tax Free Money Fund (collectively, the "Funds");

                  WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

                  1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

                  2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

                  3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.




                                 By:  /s/ John M. Zerr
                                     -----------------------------------------
                                     Name:    John M. Zerr
                                     Title:   Senior Vice President

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                                    EXHIBIT 1

                                   "SCHEDULE A
                           AIM COUNSELOR SERIES TRUST
                         PORTFOLIOS AND CLASSES THEREOF

   PORTFOLIO                                       CLASSES OF EACH PORTFOLIO

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
AIM Core Plus Bond Fund                               Institutional Class Shares
                                                      Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
AIM Floating Rate Fund                                Institutional Class Shares
                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
AIM Multi-Sector Fund                                 Institutional Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
AIM Select Real Estate Income Fund                    Institutional Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares
AIM Structured Core Fund                              Investor Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
AIM Structured Growth Fund                            Institutional Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
AIM Structured Value Fund                             Institutional Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco Balanced Fund                                 Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco placeStateCalifornia Tax-Free Income Fund     Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco Dividend Growth Securities Fund               Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
Invesco Equally-Weighted S&P 500 Fund                 Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco Fundamental Value Fund                        Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco Large Cap Relative Value Fund                 Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco StateplaceNew York Tax-Free Income Fund       Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Invesco S&P 500 Index Fund                            Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Van Kampen American Franchise Fund                    Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
Van Kampen Core Equity Fund                           Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
Van Kampen Equity and Income Fund                     Institutional Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Van Kampen Equity Premium Income Fund                 Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
Van Kampen Growth and Income Fund                     Institutional Class Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Van Kampen Money Market Fund                          Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Van Kampen placeStatePennsylvania Tax Free
  Income Fund                                         Class Y Shares

                                                      Class A Shares
                                                      Class B Shares
                                                      Class C Shares
Van Kampen Small Cap Growth Fund                      Class Y Shares
Van Kampen Tax Free Money Fund                        Class A Shares"